Exhibit 99.1

                            Joint Filer Information

Date of Event Requiring Statement:   May 18, 2007

Issuer Name and Ticker or
Trading Symbol:                      Celanese Corporation (CE)

Designated Filer:                    Blackstone Management Associates
                                       (Cayman) IV L.P.

Other Joint Filers:                  Blackstone Capital Partners
                                       (Cayman) IV L.P.,
                                     Blackstone Family Investment Partnership
                                       (Cayman) IV-A L.P.,
                                     Blackstone Capital Partners
                                       (Cayman) IV-A L.P.,
                                     Blackstone Chemical Coinvest Partners
                                       (Cayman) L.P.
                                     Blackstone Management Partners IV L.L.C.

Addresses:                           The principal business address of
                                     each of the Joint Filers above is
                                     c/o The Blackstone Group,
                                     345 Park Avenue, New York, New York 10154

Signatures:                          Blackstone Capital Partners
                                       (Cayman) IV L.P.

                                     By:  Blackstone Management Associates
                                            (Cayman) IV L.P., its general
                                             partner

                                          By:  Blackstone LR Associates
                                                (Cayman) IV Ltd., its general
                                                 partner

                                          By:  /s/ Robert L. Friedman
                                               ----------------------
                                               Name:  Robert L. Friedman
                                               Title: Director

                                     Blackstone Family Investment Partnership
                                           (Cayman) IV-A L.P.

                                     By:  Blackstone Management Associates
                                            (Cayman) IV L.P., its general
                                             partner

                                     By:  Blackstone LR Associates
                                            (Cayman) IV Ltd., its general
                                             partner

                                          By:  /s/ Robert L. Friedman
                                               ----------------------
                                                  Name:  Robert L. Friedman
                                               Title: Director

                                     Blackstone Capital Partners
                                       (Cayman) IV-A L.P.

                                     By:  Blackstone Management Associates
                                            (Cayman) IV L.P., its general
                                            partner

                                     By:  Blackstone LR Associates
                                            (Cayman) IV Ltd., its general
                                             partner

                                          By:  /s/ Robert L. Friedman
                                               ----------------------
                                               Name:  Robert L. Friedman
                                               Title: Director

                                     Blackstone Chemical Coinvest Partners
                                       (Cayman) L.P.

                                     By:  Blackstone Management Associates
                                           (Cayman) IV L.P., its general
                                           partner

                                     By:  Blackstone LR Associates
                                            (Cayman) IV Ltd., its general
                                            partner

                                          By:  /s/ Robert L. Friedman
                                               ----------------------
                                               Name:  Robert L. Friedman
                                               Title: Director

                                     Blackstone Management Partners IV L.L.C.

                                     By:  /s/ Robert L. Friedman
                                          ----------------------
                                          Name:  Robert L. Friedman
                                          Title: Authorized Person